Exhibit 99.3 UNITED STATES OF AMERICA BEFORE THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM WASHINGTON, D.C. In the matter of WELLS FARGO & COMPANY San Francisco, California Docket No. 18-007-B-HC Order to Cease and Desist Issued Upon Consent Pursuant to the Federal Deposit Insurance Act, as Amended WHEREAS, Wells Fargo & Company, San Francisco, California (“WFC”), a registered bank holding company, owns and controls Wells Fargo Bank, N.A., San Francisco, California (the “Bank”), a national bank; WHEREAS, WFC is a large, complex organization that has a number of separate business lines and legal entities (collectively, these business lines and legal entities, together with WFC, referred to herein as the “Firm”); WHEREAS, the Board of Governors of the Federal Reserve System (the “Board of Governors”) is the appropriate federal supervisor of WFC; WHEREAS, consistent with section 252.33(a)(2) of Regulation YY of the Board of Governors (12 C.F.R. § 252.33(a)(2)), WFC is required to adopt an improved firmwide risk management program designed to identify and manage risks across the consolidated organization; WHEREAS, the board of directors of WFC (the “Board”) is responsible for evaluating the Firm’s risk management capacity;

2 WHEREAS, the Firm pursued a business strategy that emphasized sales and growth without ensuring that senior management had established and maintained an adequate risk management framework commensurate with the size and complexity of the Firm, which resulted in weak compliance practices; WHEREAS, the Federal Reserve Bank of San Francisco (the “Reserve Bank”) and Board of Governors previously identified deficiencies in WFC’s risk management – including compliance risk management – that WFC has yet to correct fully; WHEREAS, the Bank consented to the issuance of Consent Orders by the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”) designed to remedy deficiencies cited by the OCC and the CFPB in the Bank’s management oversight of sales practices and risk management; WHEREAS, WFC must continue to implement an effective firmwide risk management program that is commensurate with WFC’s size, complexity and risk profile to ensure that WFC operates in a safe and sound manner and complies with all applicable law and regulations; WHEREAS, it is the common goal of the Board of Governors, the Reserve Bank, and WFC that WFC’s Board maintain effective corporate governance and oversight over the Firm, including the establishment and maintenance of robust risk management and compliance programs on a consolidated basis; WHEREAS, the Firm has taken steps to review its corporate governance and risk management, has identified and reported relevant instances of compliance and conduct deficiencies to the Board of Governors and the Reserve Bank, and has cooperated with the Board of Governors and the Reserve Bank; WHEREAS, to address the deficiencies described above, the Firm has implemented and

3 must continue to implement improvements in its governance and risk management in order to comply with safe and sound banking practices, and applicable laws and regulations; WHEREAS, the Board of Governors is issuing this Consent Order to Cease and Desist (“Order”); WHEREAS, pursuant to delegated authority, the undersigned signatories for WFC are authorized to enter into this Order on behalf of WFC, and consent to WFC’s compliance with each and every provision of this Order, and to waive any and all rights that WFC may have with respect to this Order pursuant to section 8 of the Federal Deposit Insurance Act, as amended (the “FDI Act”) (12 U.S.C. § 1818), and 12 C.F.R. Part 263, including, but not limited to: (i) the issuance of a notice of charges on any matters set forth in this Order; (ii) a hearing for the purpose of taking evidence on any matters set forth in this Order; (iii) judicial review of this Order; and (iv) challenge or contest, in any manner, the basis, issuance, validity, terms, effectiveness, or enforceability of this Order or any provision hereof; NOW, THEREFORE, it is hereby ordered by the Board of Governors that, before the filing of the notices, or taking of any testimony, or adjudication of or finding on any issues of fact or law herein, and solely for the purpose of settling this matter without a formal proceeding being filed and without the necessity for protracted or extended hearings or testimony, pursuant to sections 8(b)(1) and 8(b)(3) of the FDI Act (12 U.S.C. §§ 1818(b)(1), 1818(b)(3), WFC and its institution-affiliated parties, as defined in sections 3(u) and 8(b)(3)of the FDI Act (12 U.S.C. §§ 1813(u) and 1818(b)(3), shall cease and desist and take affirmative action as follows: Source of Strength 1. WFC’s Board shall take appropriate steps to fully utilize WFC’s financial and managerial resources, pursuant to section 38A of the FDI Act (12 U.S.C. § 1831o-1) and section

4 225.4(a) of Regulation Y of the Board of Governors (12 C.F.R. § 225.4(a)), to serve as a source of strength to the Bank, including, but not limited to, taking steps to ensure that the Bank complies with the Consent Orders issued by the OCC, dated September 6, 2016, and the CFPB, dated September 4, 2016. Board Effectiveness 2. Within 60 days of this Order, the Board shall submit a written plan to further enhance the Board’s effectiveness in carrying out its oversight and governance of WFC, acceptable to the Reserve Bank. The plan shall, at a minimum, address, consider, and include: (a) actions that the Board will take to further improve its effectiveness, including: (i) actions to ensure that the Firm’s strategy and risk tolerance are clear and aligned and within the Firm’s risk management capacity; (ii) actions to ensure its composition, governance structure, and practices support its strategy and are aligned with its risk tolerance; and (iii) a plan to ensure that no roles or responsibilities of the Board are unfulfilled for an undue period of time following the departure of any member of the Board; (b) actions that the Board will take to further improve its oversight of senior management, including holding senior management accountable for implementing and maintaining the Firm’s strategy in accordance with Board direction and the Firm’s risk tolerance and capacity, and the Firm’s risk management and control framework (including the enhancements required in this Order);

5 (c) actions the Board will take to ensure senior management’s ongoing effectiveness in managing the Firm’s activities and related risks and promoting strong risk management across the Firm; (d) actions that the Board will take to ensure senior management establishes, and thereafter maintains: (i) an effective and independent firmwide risk management function that: (A) covers all material risks facing the Firm; (B) has the requisite stature, authority, and resources, with clearly defined roles and responsibilities (as determined pursuant to the review required in paragraph (c)), and provides for staffing WFC’s risk management function with the appropriate level of expertise, including with respect to WFC’s operational and compliance risk management functions; and (C) with respect to compliance and operational risk management, maintains a management structure that promotes effective oversight and control of compliance and operational risks, that is appropriately independent of the related line of business, and that has separate and independent reporting lines to the Chief Risk Officer and to the Board or an appropriate committee of the Board; (ii) an effective risk tolerance program that defines the Firm’s risk capacity and the tolerances under which it will operate; (iii) an effective risk identification and escalation framework that identifies, aggregates, evaluates and appropriately reports material risk issues, plans to address risks, and progress with respect to those plans;

6 (iv) a comprehensive and effective risk data governance and management framework; (e) actions that the Board will take with respect to any additional enhancements to WFC’s performance management processes that are necessary to ensure that compensation and other incentives are consistent with risk management objectives and measurement standards, including, but not limited to, appropriate consequences for violations of WFC’s policies, applicable laws and regulations, and adverse risk outcomes; and (f) comprehensive reporting that will enable the Board to oversee management’s execution of its risk management responsibilities, including, but not limited to, measures taken to comply with this Order, and provide the Board with sufficient information to evaluate the effectiveness of the operational and compliance risk management functions. Risk Management Program 3. Within 60 days of this Order, WFC shall submit a written plan to further improve its firmwide compliance and operational risk management program, acceptable to the Reserve Bank. The plan shall, at a minimum, address, consider, and include: (a) effective testing and validation measures for compliance and operational risks to ensure business lines, as relevant, follow applicable laws, regulations, policies, and procedures (including consumer compliance laws, regulations, and supervisory guidance) and to ensure effective testing of design and execution of operational and compliance risk controls; (b) specific measures management will take to integrate all applicable compliance and operational risk requirements into business process and control designs and related change management initiatives;

7 (c) specific measures to enhance the firmwide operational risk management program, to include, but not limited to: (i) a well-controlled key risk indicator program linked to the firm’s risk identification and risk tolerance processes; (ii) a stress loss forecasting methodology that adequately quantifies the firm’s operational risks under stress; and (d) a review of policies, procedures and practices at WFC and its subsidiary entities for remediating customers that are harmed by the firm’s products or services or the misconduct of an employee, and specific measures to address any deficiencies in policies, procedures, and practices identified by the firmwide review. Third Party Reviews 4. (a) Following WFC’s adoption and implementation of the plans and improvements required under Paragraphs 2 and 3 of this Order, WFC shall conduct and complete by an appropriate date no later than September 30, 2018, an independent review of: (i) the Board’s improvements in effective oversight and governance of the Firm, and (ii) enhancements to the Firm’s compliance and operational risk management program, each as required in this Order (the “Initial Risk Management Review”). (b) Following WFC’s integration of the improvements required by this Order into WFC’s business-as-usual practices and operations, the Firm shall conduct a second independent review to assess the efficacy and sustainability of the improvements (the “Second Risk Management Review”). (c) The Initial and Second Risk Management Reviews shall be conducted by third party expert(s) acceptable to the Reserve Bank. No later than 30 days before the scheduled

8 commencement of each of these reviews, WFC shall submit a plan acceptable to the Reserve Bank that details the scope of work. (d) The results of the Initial and Second Risk Management Reviews shall be submitted to the Reserve Bank and the Board of Governors within 30 days of completion. (e) Based on the Reserve Bank’s evaluation of the results of the Initial and Second Risk Management Reviews, the Reserve Bank, with the concurrence of the Director of the Division of Supervision and Regulation, may direct WFC to conduct additional reviews as necessary and may require such reviews to be performed by an independent third party or WFC’s internal audit function. Limits on Growth 5. (a) As of the last day of the first full calendar quarter following the date of this Order and the last day of each quarter thereafter, WFC shall not, without the prior written approval of the Reserve Bank, with the concurrence of the Director of the Division of Supervision and Regulation, take any action that would cause the average of WFC’s total consolidated assets reported in line 5 of Schedule HC-K to the form FR Y-9C (Consolidated Financial Statements for Holding Companies) for the current calendar quarter and the immediate preceding calendar quarter to exceed the total consolidated assets reported as of December 31, 2017, in line 12 of Schedule HC to the form FR Y-9C (Consolidated Financial Statements for Holding Companies). (b) The restrictions of paragraph 5(a) shall continue in force and effect until WFC: (i) submits to the Reserve Bank the written plans and programs described in paragraphs 2 and 3 of this Order;

9 (ii) is notified in writing by the Reserve Bank and the Director of the Division of Supervision and Regulation, that the aforesaid plans and programs are acceptable; (iii) the Firm adopts and implements the aforesaid plans and programs and the Initial Risk Management Review pursuant to Paragraph 4(a) of this Order is completed to the satisfaction of the Reserve Bank, with the concurrence of the Director of the Division of Supervision and Regulation; and (iv) is notified in writing by the Reserve Bank, with the concurrence of the Director of the Division of Supervision and Regulation, that all of the above-described conditions have been met. (c) If WFC does not make progress satisfactory to the Board of Governors in addressing the deficiencies cited in this Order, the Board of Governors may impose additional restrictions or limits, or take other action as permitted under applicable law. Approval, Implementation, and Progress Reports 6. (a) WFC shall submit written plans that are acceptable to the Reserve Bank and reports within the applicable time periods set forth in paragraphs 2, 3 and 4 of this Order. The plans shall contain a timeline for full implementation with specific deadlines for the completion of each component of the plans. (b) Within 10 days of approval by the Reserve Bank, WFC shall adopt the approved plans. Upon adoption, WFC shall implement the approved plans and thereafter fully comply with them. (c) During the term of this Order, the approved plans shall not be amended or rescinded without the prior written approval of the Reserve Bank.

10 7. Within 30 days after the end of each calendar quarter following the date of this Order, the Board or an authorized committee thereof shall submit to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with the provisions of this Order and the results thereof. 8. The Firm shall continue to fully cooperate with and provide substantial assistance to the Board of Governors, including but not limited to, the provision of information, testimony, documents, records, and other tangible evidence and perform analyses as directed by the Board of Governors in connection with the investigations of whether separate enforcement actions should be taken against individuals who are or were institution-affiliated parties of the Firm and who were involved in the conduct underlying this Order. For purposes of clarity and not limitation, substantial assistance as used in this Order means the Firm will use its best efforts, as determined by the Board of Governors, to make available for interviews or testimony, as requested by the Board of Governors, present or former officers, directors, employees, agents and consultants of the Firm, to the extent permitted by law. This obligation includes, but is not limited to, sworn testimony pursuant to administrative subpoena as well as interviews with regulatory authorities. Cooperation under this paragraph shall also include identification of witnesses who, to the Firm’s knowledge, may have material information regarding the matters under investigation. Notices 9 . All communications regarding this Order shall be sent to: Richard M. Ashton, Esq. Deputy General Counsel Patrick M. Bryan, Esq. Assistant General Counsel Board of Governors of the Federal Reserve System 20th & C Streets, N.W.

11 Washington, D.C. 20551 (b) Milt Simpson Vice President Federal Reserve Bank of San Francisco 101 Market Street San Francisco, California 94105 (c) C. Allen Parker General Counsel Wells Fargo & Company 45 Freemont Street San Francisco, California 94105 Miscellaneous 10. Notwithstanding any provision of this Order to the contrary, the Reserve Bank may, in its sole discretion, grant written extensions of time to WFC to comply with any provision of this Order. 11. The provisions of this Order shall be binding on WFC and each of its institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the FDI Act (12 U.S.C. §§ 1813(u) and 1818(b)(3)) in their capacities as such, and their successors and assigns. 12. Each provision of this Order shall remain effective and enforceable until stayed, modified, terminated, or suspended in writing by the Board of Governors. 13. The provisions of this Order shall not bar, estop, or otherwise prevent the Board of Governors, the Reserve Bank, or any other federal or state agency from taking any other action affecting WFC, any of its subsidiaries, or any of their current or former institution- affiliated parties and their successors and assigns. 14. Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto and their successors hereunder, any legal or equitable right, remedy, or claim under this Order.

12 By Order of the Board of Governors of the Federal Reserve System effective this day of , 2018. As the duly elected and acting Board of Directors of, WELLS FARGO & COMPANY BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM By: /s/ TIMOTHY J. SLOAN By: ___________________________ Timothy J. Sloan Ann E. Misback Secretary of the Board By: /s/ ELIZABETH A. DUKE Elizabeth A. Duke By: /s/ JOHN D. BAKER II John D. Baker II By: /s/ JOHN S. CHEN John S. Chen By: /s/ CELESTE A. CLARK Celeste A. Clark By: /s/ THEODORE F. CRAVER, JR. Theodore F. Craver, Jr.

13 By: /s/ LLOYD H. DEAN Lloyd H. Dean By: /s/ ENRIQUE HERNANDEZ, JR. Enrique Hernandez, Jr. By: /s/ DONALD M. JAMES Donald M. James By: /s/ MARIA R. MORRIS Maria R. Morris By: /s/ KAREN PEETZ Karen B. Peetz by Allen Parker Attorney-in-Fact By: /s/ FEDERICO F. PENA Federico F. Pena By: /s/ JUAN A. PUJADAS Juan A. Pujadas By: /s/ JAMES H. QUIGLEY James H. Quigley

14 By: /s/ RONALD L. SARGENT Ronald L. Sargent By: /s/ SUZANNE M. VAUTRINOT Suzanne M. Vautrinot